CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2017
CAPITAL MANAGEMENT
Schedule of total managed capital structure of the Trust

As at December 31,	2017	2016

Unsecured debentures, net	$647,306	$646,768
Cross currency interest rate swaps	61,466	10,641
Bank indebtedness	32,552	—

Total debt	741,324	657,409
Stapled unitholders' equity	2,136,614	1,948,207

Total managed capital	$2,877,938	$2,605,616